VINCE HOLIDING CORP. JANUARY 2026 Exhibit 99.2

DISCLAIMER This Management Presentation (this “Presentation”) is the property of Vince Holding Corp. and its subsidiaries (collectively, “Vince” or the “Company”). By accepting this Presentation, the recipient acknowledges that it has read, understood and accepted the terms of this disclaimer. This Presentation is not a formal offer to sell or solicitation of an offer to buy the Company’s securities. Information contained in this Presentation should not be relied upon as advice to buy or sell or hold such securities or as an offer to sell such securities. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this Presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements relating thereto. By acceptance of this Presentation, each recipient agrees not to copy, reproduce or distribute to others the Presentation, in whole or in part, without the prior written consent of the Company, and will promptly return this Presentation to the Company upon request.   This Presentation may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “target,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are not guarantees of actual results, and our actual results may differ materially from those suggested in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond our control, including those as set forth from time to time in our Securities and Exchange Commission (the “SEC”) filings, including those described in our Annual Report on Form 10-K under “Item 1A – Risk Factors” filed with the SEC on May 2, 2025. Any forward-looking statement made by the Company in this Presentation speaks only as of the date on which it is made. Except as may be required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.  Market data and industry information used in this presentation are based on independent industry surveys and publications and other publicly available information prepared by third party sources. Although the Company believes that these sources are reliable as of their respective dates, it has not verified the accuracy or completeness of this information from independent sources. The holiday sales results provided on slide 20 are unaudited and preliminary. These amounts are based on currently available information and are subject to change following the completion of any customary financial closing procedures for the fiscal quarter ending January 31, 2026.

Company Overview Vince Holding Corp. is a global retail platform that operates the Vince brand women’s and men’s ready-to-wear business through a balanced wholesale and direct-to-consumer model. $296.3 Million Net Sales1 56% Wholesale / 44% DTC $15.5 Million Adjusted EBITDA1,2 5.2% of Total Net Sales >800 Wholesale3 Points of Distribution 60 Retail Locations3 46 Full Price / 14 Outlet 2002 Vince is Founded 2010: Launches e-commerce 2008: Opens first company-owned retail location 2007: Introduces menswear line 2019: Opens first international company-owned store in London 2023: Forms Strategic Partnership with Authentic Brands Group Our History 1 LTM 3Q25 2 See Appendix for reconciliation Non-GAAP financial measures to GAAP financial measures 3 As of 3Q25

Seasoned Management Team with Deep Industry Experience EXECUTIVE APPROX. TENURE WITH VINCE BACKGROUND Brendan Hoffman Chief Executive Officer Yuji Okumura Chief Financial Officer Caroline Belhumeur Chief Creative Officer Marie Fogel Chief Merchandising & Manufacturing Officer Jill Norton Chief Commercial Officer 15 Years YEARS OF EXPERIENCE 35 42 41 23 Akiko Okuma Chief Administrative Officer & General Counsel 18 19 7 Years 11 Years 8 Years 6 Years* 8 Years *Includes Mr. Hoffman’s 2015-2020 Tenure and Current Role Assumed Feb. 2025

Strategic Partnership allows Vince Holding Corp. to focus on operational excellence while participating in long-term brand growth, category expansion and cash generation Strategic Partnership with Authentic Brands Group Vince Holding Corp (Nasdaq: VNCE) ABG Vince - Vince Brand IP Growing Network of IP Licensees Royalty Payments Authentic Brands Group Global owner of Vince Brand Intellectual Property Licensing and category expansion platform Footwear Men’s Tailored Clothing Handbags Small Leather Goods Belts New Categories… Brand Steward and Primary Growth Engine Core Operating Licensee - Women’s & Men’s Ready-to-Wear Quarterly Cash Distribution (25% Ownership) 75% Ownership Equity Participation in Brand Expansion VNCE benefits economically from all IP monetization via its 25% stake in ABG Vince Recurring Cash Distributions Complement core operating earnings Incremental Revenue Upside Opportunity to drive additional DTC revenue growth through new categories Brand Flywheel Effect Expanded category presence increases awareness, supports demand across owned channels, and reinforces long-term brand equity Vince Holding Corp. operates the core Vince brand women’s and men’s ready-to-wear business through an exclusive, long-term licensing partnership with Authentic Brands Group creating a differentiated platform that combines operating excellence with brand-driven growth

Strengthened Operational and Financial Foundation In the recent years as the business and broader customer shopping behaviors evolved, and with the support of the strategic partnership, the Company has focused on strengthening its operational and financial foundation Reduced promotional activity and optimized breadth and depth of markdowns Navigated tariff headwinds through country migration, select pricing actions, and vendor negotiations Streamlined manufacturing and production operations Enhanced cost efficiencies across the organization Strengthened balance sheet $72 Million Reduction in Long-Term Debt >1,000 bps Gross Margin Expansion $31 Million Increase in Adj. EBITDA2 $ Since Fiscal 20221 1 Calculations from Fiscal 2022 through LTM 3Q25 2 See Appendix for reconciliation Non-GAAP financial measures to GAAP financial measures

Intentional pullback in off-price business Wholesale Net Sales ($ in Millions) Wholesale Segment At A Glance Global Distribution2 >800 Points of Distribution % of Total Net Sales1 56% Geographic Mix2 88% U.S. / 12% International Vince has maintained a strong leadership position with key wholesale partners and over time has leveraged enhanced floor space and positioning as well as its expanded men’s assortment 1 LTM 3Q25 2 As of 3Q25 YTD; Percentage of Wholesale Segment Sales

Diversified Wholesale Distribution With over 800 points of distribution across its wholesale network, the Company operates a diverse wholesale segment Nordstrom remains the company’s largest strategic wholesale partner representing 26% of total company net sales as of FY24 Remaining wholesale revenue is diversified across other U.S. luxury department stores, specialty retailers, off-price retailers and international partners The portfolio structure limits reliance on any single non-strategic account SELECT PREMIER WHOLESALE PARTNERS Net Sales Channel Mix1 1 As of FY24

Direct-to-Consumer Segment At A Glance % of Total Net Sales1 44% Channel Mix2 (% of DTC Sales) ~70% Retail / ~30% E-Commerce As part of the enhanced focus on profitability, beginning in 2023, the Company purposefully scaled back promotional activity, optimized markdowns, and closed stores 1 LTM 3Q25 2 As of 3Q25; Percentage of Total Direct-to-Consumer Sales Direct-to-Consumer Net Sales and Comparable Sales Growth ($ in Millions)

Omni-Channel Model Enhanced Omni-Channel Customer Experience Implemented new POS system in stores in 2021 Launched Customer Data Platform in 2022 Introduced Clienteling Strategy in 2025 Optimization of Store Fleet Since 2022 opened 5 full price stores, closed 9 full price stores and 4 outlet stores, relocated 15 stores, & refreshed 6 stores Expect to end Fiscal 2025 with 43 full price stores and 12 outlet stores Plan to continue to refine store fleet with opportunistic openings, relocations, and review of upcoming lease expiration

International Business At A Glance First London store opened Sept. 2019 Second London store opened May 2025 Operates 25 shop-in-shop locations across 9 countries Operates 1 Paris showroom 2 third-party logistics operated warehouses (Belgium and Hong Kong)

STRATEGIC PRIORITIES

Strategic Priorities Fuel E-Commerce Growth Scale Men’s Business Maximize Vince Holding Corp. Platform Expand International Presence

Fuel E-Commerce Growth Leverage Enhanced Capabilities & Site Refresh Customer Data Platform Modernized Site Merchandising AI Generated Video Content Expand Offering via Dropship Strategy and New Categories Opportunity to Add 500+ SKUs to E-commerce Site Dropship AUR trending higher Invest in Mid-Funnel Marketing Increase Traffic Drive Conversion Reinforce Brand Positioning

Scale Men’s Business % of Total Net Sales ~23% % of Total Net Sales ~30% Today1 Opportunity 1 As of 3Q25; Percentage of Total Sales Expand in Wholesale Partners Now a dual gender brand for all Nordstrom and Bloomingdale’s doors Expand in Direct-to-Consumer

Expand International Presence With the recent success of the second London store opening, located in the Marylebone District, the Company is exploring further retail expansion with the following considerations: Current brand awareness in region Wholesale business in region Marketing investments needed

Maximize Vince Holding Corp. Platform Leverage our operational expertise and strategic partnership to expand and diversify into a multi-branded portfolio with incremental growth and profitability Unique opportunity to leverage Vince Holding Corp.’s proven credibility in designing, merchandising and operating ready-to-wear brands Ability to apply our expertise and resources to build brand ecosystems for additional brands Replicate the success achieved with Vince brand to extend into new licensing partnerships that drive diversification and profitability

FINANCIAL OVERVIEW

SUMMARY OPERATING ANALYSIS NET SALES BY SEGMENT ($ in millions) DTC COMPARABLE SALES GROSS PROFIT MARGIN ADJ. EBITDA ($ in millions) (4.2)% 4.1% 4.8% 5.2% Adj. EBITDA Margin %

Net Sales Growth +5.3% vs. Same Period Last Year Direct-to-Consumer Net Sales Growth +9.7% vs. Same Period Last Year Based on holiday sales performance, total Company net sales have trended in line with prior guidance and Adjusted EBITDA as a % of Net Sales and Adjusted Operating Income as a % of Net Sales have trended in line with the higher end of prior guidance ranges for the fourth quarter and full year fiscal 2025. The Company continues to monitor developments with its wholesale partner, Saks Global, and guidance does not reflect any outcome of its reported status. Saks Global represented less than 7% of total company net sales as of Fiscal 2024. Wholesale Net Sales Growth -2.7% vs. Same Period Last Year Holiday Sales Update Unaudited Sales Results for Nine-Week Period Ended January 3, 2026

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